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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of November 26, 2002, and is entered into among PLUM CREEK TIMBERLANDS, L.P., a Delaware limited partnership (the "Company"), each of the Banks (as defined in the Credit Agreement referred to below) signatory hereto, and BANK OF AMERICA, N.A., as administrative agent for the Banks (in its capacity as administrative agent, the "Administrative Agent").

                                    RECITALS

      A. The Company, the Banks, First Union National Bank and The Bank of Tokyo-Mitsubishi, Ltd., Portland Branch, as syndication agents for the Banks, SunTrust Bank, ScotiaBanc Inc., and Northwest Farm Credit Services, PCA, as documentation agents for the Banks, and Bank of America, N.A., as a letter of credit issuing bank and as a swingline bank, and the Administrative Agent are parties to the Credit Agreement, dated as of October 3, 2001 (as amended, the "Credit Agreement"), pursuant to which the Administrative Agent, the Issuing Bank and the Banks have extended certain credit facilities to the Company.

      B. The Company has requested that the Banks agree to amendments to the Credit Agreement as set forth herein.

      C. The Banks are willing to agree to the amendments to the Credit Agreement set forth herein subject to the terms and conditions of this First Amendment.

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized term used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date of this First Amendment becomes effective in accordance with Section 4 hereof, as follows:

      2.01 AMENDMENT TO SECTION 1.01 .

            (a) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

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                  "Asset Sales" means any sale or disposition of Properties
            (other than inventory in the Ordinary Course of Business) of the Company, any of its Subsidiaries or any other Person in which the Company holds an equity or other ownership interest, by the Company, such Subsidiary or such other Person.

                  "Permitted Ancillary Business" means the ownership,
            development, management and sale of Property owned or previously owned by the Company or a Restricted Subsidiary that, based on the good faith determination of the Responsible Representatives at the time of determination, has a higher value as recreational, residential, grazing or agricultural property than for timber production.

                  "364-Day Revolving Credit Agreement" means the 364-Day
            Revolving Credit Agreement, dated as of November 26, 2002, among Plum Creek Timberlands, L.P., the lenders party thereto, The Bank of Tokyo-Mitsubishi, Ltd., Portland Branch, and Wachovia Bank, N.A., as syndication agents, SunTrust Bank, Scotiabanc Inc. and Northwest Farm Credit Services, PCA, as documentation agents, and Bank of America, N.A., as administrative agent, as it may be amended, amended and restated, supplemented or modified or renewed or refinanced from time to time.

            (b) The definition of "Available Cash" in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition of "Available Cash" in replacement thereof:

                  "Available Cash" means, with respect to any calendar quarter,
            (i) the sum of:

                        (a) the Company's net income (or net loss) (excluding
            gain on the sale of any Capital Asset) for such quarter,

                        (b) the amount of depletion, depreciation, amortization
            and other noncash charges utilized in determining net income of the Company for such quarter,

                        (c) the amount of any reduction in reserves of the
            Company of the types referred to in clause (ii)(d) below,

                        (d) proceeds received by the Company from the sale of
            Designated Acres,

                        (e) any Cash from Capital Transactions received by the
            Company during such quarter in specific contemplation


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            that such Cash from Capital Transactions will be used to refund or refinance any payment of Indebtedness of the type specified in clause (ii)(a) below which was made in either of the two immediately preceding quarters,

                        (f) (A) with respect to the calendar quarter ended
            September 30, 2001, only, $140,000,000 and (B) other Cash from Capital Transactions received by the Company during the relevant quarter up to an aggregate amount equal to $200,000,000 for all calendar quarters, commencing with the calendar quarter that ended March 31, 2002, less the aggregate of other amounts of such $200,000,000 utilized in the calculation Available Cash for previous calendar quarters; and

                        (g) without duplication in respect of clauses (i)(e) and
            (i)(f) above, in the event of any Asset Sale, an amount equal to that portion of the Net Proceeds received from such sale that was applied to the repayment of the Qualified Debt in accordance with
            Section 2.7(a)(i) or 8.2(i) but not to exceed an amount equal to 50% of the Net Proceeds received from such sale; provided, that, the cumulative increase to Available Cash pursuant to this clause (i)(g) (after giving effect to any current increase in respect thereof) with respect to any Asset Sale shall not exceed, in any event, an amount equal to the Net Proceeds from such Asset Sale less the cumulative amount of such Net Proceeds applied to the repayment of Qualified Debt and to the purchase of productive assets in accordance with Section 2.7(a)(i) or 8.2(i);

            less (ii) the sum of:

                        (a) all payments of principal on Indebtedness made by
            the Company in such quarter (excluding any payments of principal on Indebtedness made with Cash from Capital Transactions received by the Company during such quarter or, to the extent such Cash from Capital Transactions remains available, received by the Company during the four immediately preceding quarters),

                        (b) capital expenditures made by the Company during such
            quarter (excluding any capital expenditures for such quarter made with Cash from Capital Transactions received by the Company during such quarter or, to the extent such Cash from Capital Transactions remains available, received by the Company during the four immediately preceding quarters, and capital expenditures which the General Partner reasonably


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            anticipates will be financed with Cash from Capital Transactions within 90 days from the end of such quarter),

                        (c) the amount of any capital expenditures made by the
            Company in a prior quarter which was anticipated would be financed from Cash from Capital Transactions but which have not been financed from such source within 90 days from the end of such quarter,

                        (d) the amount of any reserves of the Company
            established during such quarter which are necessary or appropriate
            (1) to provide funds for the future payment of items of the types specified in clauses (ii)(a) and (ii)(b) above, (2) to provide additional working capital, (3) to provide funds for cash distributions with respect to any one or more of the next four quarters, or (4) to provide funds for the future payment of interest in an amount equal to the interest to be accrued in the next quarter,

                        (e) the amount of any noncash items of income utilized
            in determining net income of the Company for such quarter,

                        (f) the amount of any Investments in the form of cash or
            cash equivalents (other than guarantees, contingent liabilities or endorsements, except to the extent payments are actually made under such guarantees, contingent liabilities or endorsements) made by the Company during such quarter pursuant to subsections 8.4(a), (h) or
            (i) (or, in the case of any Subsidiary, Investments in the form of cash or cash equivalents (other than guarantees, contingent liabilities or endorsements, except to the extent payments are actually made under such guarantees, contingent liabilities or endorsements) of similar type) to the extent not included in capital expenditures or payments on principal on Indebtedness made by the Company during such quarter (excluding (A) any such Investments for such quarter made with Cash from Capital Transactions received by the Company during such quarter or, to the extent such Cash from Capital Transactions remains available, received by the Company during the four immediately preceding quarters, and Investments which the General Partner reasonably anticipates will be financed with Cash from Capital Transactions within 90 days from the end of such quarter and (B) the Investments made pursuant to the Merger-Related Contributions), and

                        (g) the amount of any Investments (other than
            guarantees, contingent liabilities or endorsements, except to the


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            extent payments are actually made under such guarantees, contingent liabilities or endorsements) made by the Company in a prior quarter pursuant to subsections 8.4(a), (h) or (i) (or in the case of any Subsidiary, Investments (other than guarantees, contingent liabilities or endorsements, except to the extent payments are actually made under such guarantees, contingent liabilities or endorsements) of similar type) to the extent not included in capital expenditures made by the Company during such quarter which was anticipated would be financed from Cash from Capital Transactions but which have not been financed from such source within 90 days from the end of such quarter, other than any Investments made pursuant to the Merger-Related Contributions.

                  Notwithstanding the foregoing, "Available Cash" shall not take into account any reductions in reserves or disbursements made or reserves established after commencement of the dissolution and liquidation of the Company. In determining "Available Cash," (i) all items under clauses (i)(a), (b), (c), (d), (e), (f) and (g) above and all items under clauses (ii)(a), (b), (c), (d), (e), (f) and (g) above shall be (A) calculated on a consolidated basis with any Subsidiary of the Company whose income is accounted for on a consolidated basis with the Company and (B) calculated on a consolidated basis with any other Person in which the Company directly or indirectly holds an equity or other ownership interest, and, in accordance therewith, "Available Cash" shall include a percentage of each such item of each such Subsidiary or such other Person equal to the Company's percentage ownership interest in such Subsidiary or such other Person; provided, however, that the items under clauses (i)(a), (b), (c), (d), (e), (f) and (g) above shall only be included in Available Cash to the extent that the General Partner determines such amount to be legally available for dividends or distributions to the Company of a Subsidiary by such Subsidiary or such other Person; (ii) the amount of net income and the amount of depletion, depreciation, amortization and other noncash charges utilized in determining net income shall be determined, with respect to the Company, by the General Partner in accordance with generally accepted accounting principals and, with respect to any Subsidiary or other Person in which the Company directly or indirectly holds an equity or other ownership interest, by its Board of Directors (or by such other body or person which has the ultimate management authority of such Subsidiary or such other Person) in accordance with generally accepted accounting principles; (iii) the net income of any Subsidiary or other Person in which the Company directly or indirectly holds an equity or other ownership interest shall be


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            determined on an after-tax basis; (iv) the amount of any reductions in, or additions to, reserves for purposes of clauses (i)(c) and
            (ii)(d) above shall be determined, with respect to the Company, by the General Partner in its reasonable good faith judgment and, with respect to any Subsidiary or other Person in which the Company directly or indirectly holds an equity or other ownership interest, by its Board of Directors (or by such other body or person which has the ultimate management authority of such Subsidiary or such Person) in its reasonable good faith judgment; and (v) any determination of whether any capital expenditures or Investments are financed, or anticipated to be financed, with Cash from Capital Transactions for purposes of clause (ii)(b) or (ii)(f) above shall be made, with respect to the Company, by the General Partner in its reasonable good faith judgment and, with respect to any Subsidiary or other Person in which the Company directly or indirectly holds an equity or other ownership interest, by its Board of Directors (or by such other body or person which has the ultimate management authority of such Subsidiary or such Person) in its reasonable good faith judgment.

                  Subject to the immediately succeeding sentence, any increase to Available Cash pursuant to clause (i)(g) above shall be made in the calendar quarter in which Qualified Debt is repaid in accordance with such clause (irrespective of the calendar quarter in which the Asset Sale occurred). Notwithstanding the foregoing, the item under clause (i)(g) above shall only be included in the calculation of Available Cash if (A) the Company has delivered to the Administrative Agent a Compliance Certificate in the form of Exhibit D for the calendar quarter in which the payment of Qualified Debt in accordance with clause (i)(g) above is made, and (B) the Pricing Leverage Ratio as the last day of such calendar quarter is less than
            4.0 to 1.0.

            (c) The definition of "Designated Acres" in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition of "Designated Acres" in replacement thereof:

                  "Designated Acres" means up to an aggregate of 800,000 acres owned by the Company which (based on the good faith determination of the Responsible Representatives that such acres have at the time such determination is made a higher value as recreational, residential, grazing or agricultural property than for timber production) may be reasonably designated by the General Partner at the time of the sale thereof as constituting Designated Acres (such aggregate number of acres to be determined over the term of existence of the 2001 Senior Note Agreement).


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            (d) The definition of "Net Proceeds" in Section 1.1 of the Credit
Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition of "Net Proceeds" in replacement thereof:

                  "Net Proceeds" means proceeds in cash as and when received by the Person making a sale of Property, net of: (a) the direct costs relating to such sale excluding amounts payable to the Company, any Affiliate of the Company or any other Person in which the Company holds an equity or other ownership interest, (b) sale, use or other transaction taxes paid or payable as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such disposition.

            (e) The definition of "Qualified Debt" in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition of "Qualified Debt" in replacement thereof:

                  "Qualified Debt" means, as to the Company, as of any date of determination, without duplication, all outstanding indebtedness of the Company for borrowed money, including Indebtedness represented by the Senior Notes, the 364-Day Revolving Credit Agreement, and this Agreement (including L/C Borrowings and Loans used to repay L/C Borrowings, but excluding L/C Obligations with respect to undrawn Letters of Credit).

      2.02 AMENDMENT TO SECTION 2.7. Section 2.7(a)(i) of the Credit Agreement is hereby amended by deleting such Section 2.7(a)(i) in its entirety and inserting the following new Section 2.7(a)(i) in replacement thereof:

                  (i) Asset Dispositions. If the Company or any of its
            Restricted Subsidiaries shall at any time or from time to time make a sale of Properties permitted by subsection 8.2(i), then no less than 50% of the Net Proceeds of such sale shall either be paid by the Company as a prepayment of the Qualified Debt in accordance with the immediately following sentence or be reinvested in accordance with subsection 8.2(i). Prepayments under this subsection 2.7(a)(i) shall be applied as follows: first, to repay the outstanding 1989 Notes such that there shall be applied to the 1989 Notes (until the 1989 Notes are repaid in full) an amount equal to the total amount of the prepayment multiplied by a fraction, the numerator of which is the outstanding balance of principal and interest on the 1989 Notes immediately preceding the prepayment, and the denominator of which is the total amount of Indebtedness of the Company


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            immediately preceding the prepayment, and second, to repay any other outstanding Qualified Debt selected by the Company.

      2.03 AMENDMENT TO SECTION 2.9. Section 2.9(c) of the Credit Agreement is hereby amended by deleting such Section 2.9(c) in its entirety and inserting the following new Section 2.9(c) in replacement thereof:

                  (c) If any amount payable by the Company under any Loan
            Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable law, statute, rule, regulation and treaty. Furthermore, while any Event of Default exists, the Company shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable law, statute, rule, regulation and treaty. "Default Rate" means an interest rate equal to (a) the Base Rate plus (b) the Applicable Margin applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Eurodollar Rate Loan plus 2% per annum, in each case to the fullest extent permitted by applicable law, statute, rule, regulation and treaty.

      2.04 AMENDMENTS TO SECTION 8.2. Section 8.2 of the Credit Agreement is hereby amended as follows:

            (a) Sections 8.2(c) and (d) of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting the following new Sections 8.2(c) and (d) in replacement thereof:

                  (c) any Restricted Subsidiary may merge or consolidate with any other entity, provided that, immediately after giving effect to such merger or consolidation (i) the continuing or surviving entity of such merger or consolidation shall constitute a Restricted Subsidiary, (ii) no Event of Default or Material Default shall exist, and (iii) the continuing or surviving entity is not engaged in any business other than a Permitted Business and a Permitted Ancillary Business and, after giving effect on a pro forma basis to such merger or consolidation, the gross revenue contribution of pulp and paper manufacturing activities of the Company and its Subsidiaries on a consolidated basis for the 12 months preceding such merger or consolidation does not exceed


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            33% of the total revenues of the Company and its Subsidiaries on a consolidated basis;

                  (d) the Company may merge or consolidate with any other
            entity, provided that (i) the Company shall be the continuing or surviving entity and (ii) immediately after such merger or consolidation, (A) no Event of Default or Material Event of Default shall exist, (B) the Company could incur at least $1 of additional Funded Debt pursuant to subsection 8.5(i), and (C) the Company is not engaged in any business other than a Permitted Business and a Permitted Ancillary Business and, after giving effect on a pro forma basis to such merger or consolidation, the gross revenue contribution of pulp and paper manufacturing activities of the merged or consolidated entity and its Subsidiaries on a consolidated basis for the 12 months preceding such merger or consolidation does not exceed 33% of total revenues of such merged or consolidated entity and its Subsidiaries on a consolidated basis;

            (b) Sections 8.2(i), (j)and (k) of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting the following new Sections 8.2(i), (j) and (k) in replacement thereof:

                  (i) the Company and its Restricted Subsidiaries may otherwise sell Properties for cash in an amount not less than the fair value thereof as determined in good faith by the Responsible Representatives, if and only if: (A) immediately after giving effect to such proposed sale, no condition or event shall exist which constitutes an Event of Default or Material Default, (B) not less than 50% of the Net Proceeds of any such sale (x) are applied, within one year after such sale to repayment of Qualified Debt in accordance with Section 2.7(a)(i), or (y) are applied, within one year after such sale, to the purchase of productive assets in the same line of business to be owned by the Company (or, if the sale is by a Restricted Subsidiary, by such Restricted Subsidiary or the Company), provided that, if any such sale constitutes a sale of more than 15% of the Company's Tangible Assets, all the unapplied Net Proceeds of such sale less the amount, if any, of such Net Proceeds to be included in clause (i)(g) of the definition of Available Cash in the calculation thereof for the calendar quarter of the Company in which the sale occurs shall be placed immediately in escrow or cash collateral account or accounts, pursuant to an agreement or agreements in form and substance reasonably satisfactory to the holders of greater than 50% of the outstanding principal amount of Qualified Debt (which escrow agreement or agreements shall provide for a release from escrow of an amount equal to any


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            additions to Available Cash pursuant to clause (i)(g) of the definition of Available Cash with respect to such sale in calendar quarters of the Company subsequent to the calendar quarter in which such sale occurs), for the purpose of application in accordance with clause (x) or (y) of this clause (B), and (C) immediately after giving effect to such sale (giving effect on a pro forma basis to any proposed retirement of Qualified Debt out of proceeds thereof), the Company could incur $1 of additional Funded Debt pursuant to subsection 8.5(i);

                  (j) the Company and its Restricted Subsidiaries may make the
            Merger-Related Contributions;

                  (k) the Company may transfer or make contributions of
            Designated Acres to any Facility Subsidiary to the extent permitted pursuant to Section 8.4(a); and

            (c) Section 8.2 of the Credit Agreement is hereby amended by adding the following new subsection (l) thereto:

                  (l) the Company and its Restricted Subsidiaries may make
            contributions of Property to the capital of Persons in which the Company directly or indirectly holds an equity or other ownership interest to the extent that such contributions constitute Investments that are permitted by the provisions of Section 8.4(i).

      2.05 AMENDMENT TO SECTION 8.4. Section 8.4(i) of the Credit Agreement is hereby amended by deleting such Section 8.4(i) in its entirety and inserting the following new Section 8.4(i) in replacement thereof:

                  (i) make Investments not otherwise permitted by this Section
            8.4 in entities engaged solely in a Permitted Business or Permitted Ancillary Business, provided that (x) the aggregate cumulative amount of such Investments, to the extent that such Investments are attributable to pulp and paper manufacturing (as proportionately attributed by multiplying the amount of an Investment by the percentage of revenues of the Person in whom such Investment is made during the 12 months preceding such Investment that are contributed by pulp and paper manufacturing), does not exceed the sum of $50,000,000 (without giving effect to any write-down of such Investments), and (y) the cumulative aggregate amount of all such Investments including those subject to clause (x) at original cost (which shall include the fair market value of Property (other than cash invested as of the date of the Investment) as reasonably determined in good faith by the Responsible Representatives at the time such Investment was made, and which shall include the

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            principal amount of any obligations guaranteed to the extent such guarantees are not otherwise permitted by this Section 8.4) outstanding from time to time made pursuant to this subsection (i) between the closing date of the 1989 Senior Note Agreement and any date thereafter shall not exceed the greater of $300,000,000 or 60% of the average annual Pro Forma Free Cash Flow for the two fiscal years preceding such date;

      2.06 AMENDMENT TO SECTION 8.5. Section 8.5 of the Credit Agreement is hereby amended as follows:

            (a) By deleting the word "and" after subsection (n) therein; and by deleting the period at the end of subsection (o) therein and inserting in replacement thereof a semicolon.

            (b) By adding the following new subsections (p) and (q) to such
Section:

                  (p) Indebtedness of the Company evidenced by the 364-Day
            Revolving Credit Agreement and any loan document executed in connection therewith and any refinancing thereof so long as such refinancing does not increase the principal amount thereof and is on terms no less favorable to the Company, and to the rights of the Administrative Agent and the Banks thereunder, than those contained in the 364-Day Revolving Credit Agreement and the loan documents executed in connection therewith; and

                  (q) Indebtedness of any Restricted Subsidiary evidenced by an assumption or guarantee of Indebtedness of the Company or another Restricted Subsidiary that is otherwise permitted pursuant to this
            Section 8.5.

      2.07 AMENDMENT TO SECTION 8.10. Section 8.10 of the Credit Agreement is hereby amended by deleting such Section 8.10 in its entirety and inserting the following new Section 8.10 in replacement thereof:

                  8.10 Joint Ventures

                  The Company shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, enter into any Joint Venture, other than in Permitted Businesses and in Permitted Ancillary Businesses and, in each case, so long as any such Joint Venture is not entered into for the purposes of evading any covenant or restriction in any Loan Documents.

      2.08 AMENDMENT TO SECTION 8.13. Section 8.13 of the Credit Agreement is hereby amended by deleting such Section 8.13 in its entirety and inserting the following new Section 8.13 in replacement thereof:


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                  8.13 Restricted Payments

                  The Company shall not, and shall not permit or suffer any
            Subsidiary to, directly or indirectly pay, declare, order, make or set apart any sum for any Restricted Payment, except that the Company may make, pay or set apart during each calendar quarter one or more Restricted Payments if:

                  (a) such Restricted Payments are in an aggregate amount not exceeding the amount by which Available Cash with respect to the immediately preceding calendar quarter exceeds any amount contributed to Available Cash with respect to such immediately preceding calendar quarter by any Subsidiary if and to the extent that the payment of such amount as a dividend or distribution to the Company has not been made and is not at the time permitted by the terms of such Subsidiary's charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary, provided that in determining Available Cash with respect to such immediately preceding calendar quarter, the Company will include in the amount of reserves established during such quarter pursuant to clause (ii)(d) of the definition of Available Cash an amount not less than (i) 50% of the aggregate amount of all interest in respect of the Other Senior Notes to be paid on the interest payment date immediately following such immediately preceding calendar quarter, (ii) 100% of the aggregate amount of all interest in respect of the Loans to be paid on the respective Interest Payment Dates for such Loans, (iii) 25% of the aggregate amount of all principal in respect of the 1989 Notes and the Series D Notes scheduled to be paid (determined in accordance with the Principal Repayment Proviso) during the 12 calendar months immediately following such immediately preceding calendar quarter, (iv) for the final two full calendar quarters preceding the Revolving Credit Termination Date, 25% of the average Effective Amount of Revolving Loans, Swingline Loans and L/C Obligations outstanding at any time during such quarter of computation, and (v) 100% of the aggregate amount of all interest in respect of the loans outstanding under the 364-Day Revolving Credit Agreement to be paid on the respective interest payment dates for such loans, and the Company will not reduce the amount of the reserves so included, in determining Available Cash for any calendar quarter subsequent to such immediately preceding calendar quarter pursuant to clause (i)(c) of the definition of Available Cash, unless and until (A) the amount of interest or principal in respect of which such amount has been reserved has in fact been paid and (B) in the case of clause (iv) of this subsection 8.13(a), the amount of the reserves so included exceeds fifty percent (50%) of the Effective Amount of


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            Revolving Loans, L/C Obligations and Swingline Loans at the end of
            such quarter of computation; and

                  (b) immediately after giving effect to any such proposed
            action no condition or event shall exist which constitutes an Event of Default or Material Default.

            The Company will not, in any event, directly or indirectly declare, order, pay or make any Restricted Payment except in cash.

      2.09 AMENDMENT TO SECTION 8.14. Section 8.14 of the Credit Agreement is hereby amended by deleting the first sentence therein in its entirety and inserting the following new first sentence in replacement thereof:

            The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any business other than Permitted Businesses and Permitted Ancillary Businesses.

      2.10 AMENDMENT TO SECTION 8.17. Section 8.17 of the Credit Agreement is hereby amended by deleting such Section 8.17 in its entirety and inserting the following new Section 8.17 in replacement thereof:

                  8.17 Available Cash

                  The Company shall not at any time permit Available Cash to be less than zero. For purposes of this Section 8.17, in determining Available Cash with respect to the immediately preceding calendar quarter, the Company will include in the amount of reserves established during such quarter pursuant to clause (ii)(d)(1) (with respect to principal on Indebtedness) and clause (ii)(d)(4) of the definition of "Available Cash" an amount not less than (a) 50% of the aggregate amount of all interest in respect of the Other Senior Notes to be paid on the interest payment date immediately following such immediately preceding calendar quarter, (b) 100% of the aggregate amount of all interest in respect of the Loans to be paid on the respective Interest Payment Dates for such Loans, (c) 25% of the aggregate amount of all principal in respect of the 1989 Notes and the Series D Notes scheduled to be paid (determined in accordance with the Principal Repayment Proviso) during the 12 calendar months immediately following such immediately preceding calendar quarter, (d) for the final two full calendar quarters preceding the Revolving Credit Termination Date, 25% of the average Effective Amount of Revolving Loans, Swingline Loans and L/C Obligations outstanding at any time during such quarter of computation, and (e) 100% of the aggregate amount of all interest in respect of the loans outstanding under the 364-Day Revolving Credit Agreement to be paid on the respective interest payment dates for such loans, and the

            Company will not reduce the amount of the reserves so included in determining Available Cash for any calendar quarter subsequent to such immediately preceding calendar quarter pursuant to clause
            (i)(c) of the definition of Available Cash, unless and until (i) the amount of interest or principal in respect of which such amount has been reserved has in fact been paid and (ii) in the case of clause
            (d) of this Section 8.17, the amount of the reserves so included exceeds fifty percent (50%) of the Effective Amount of Revolving Loans, L/C Obligations and Swingline Loans at the end of such quarter of computation.

      2.11 AMENDMENT TO SECTION 9.1. Section 9.1(e) of the Credit Agreement is hereby amended by deleting such Section 9.1(e) in its entirety and inserting the following new Section 9.1(e) in replacement thereof:

                  (e) Cross-Default. (i) the Company or any of its Subsidiaries
            (A) fails to make any payment in respect of any Indebtedness (other than in respect of Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond any period of grace provided with respect thereto; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or with respect to any contingent obligations, to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $5,000,000, or

      2.12 AMENDMENT TO EXHIBIT D (COMPLIANCE CERTIFICATE). Exhibit D to the Credit Agreement is hereby amended by deleting Exhibit D in its entirety and inserting the new Exhibit D attached hereto as Exhibit A in replacement thereof.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Banks to enter into this First Amendment, the Company hereby represents and warrants that:

      3.01 NO DEFAULT. At and as of the date of this First Amendment and at and as of the Effective Date and both prior to and after giving effect to this First Amendment, no Default or Event of Default exists.

      3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this First Amendment and at and as of the Effective Date and both prior to and after giving effect to this First Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all respects.

      3.03 CORPORATE POWER, ETC. The Company (i) has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, this First Amendment and (ii) has taken all corporate action necessary to authorize the execution and delivery by it of, and the performance by it of its obligations under, this First Amendment.

      3.04 NO CONFLICT. The execution, delivery and performance by the Company of this First Amendment will not (i) conflict with or result in any breach or violation of any provision of the certificate or articles of incorporation or by-laws (or other organizational documents) of the Company, any of its Subsidiaries or any of the Partner Entities, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Company, any of its Subsidiaries or any of the Partner Entities under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Company, any of its Subsidiaries or any of the Partner Entities is a party or to which any of their respective properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

      3.05 BINDING EFFECT. This First Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4. CONDITIONS. This First Amendment and the effectiveness of the amendments set forth in Section 2 hereof shall be effective as of November 26, 2002 (the "Effective Date") upon the satisfaction in full in the judgment of the Administrative Agent and the Majority Banks of each of the following conditions precedent set forth in this Section 4:

      4.01 EXECUTION OF THE FIRST AMENDMENT AND RECEIPT OF OTHER DOCUMENTS. The Company, the Administrative Agent and the Majority Banks shall have executed an original counterpart of this First Amendment and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

      4.02 FEES AND EXPENSES. The Company shall have paid to the Administrative Agent all unpaid costs and expenses (including reasonable fees and expenses of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the Credit Agreement and any other Loan Document.

SECTION 5. GENERAL CONFIRMATIONS AND AMENDMENTS.

      5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      5.02 NO WAIVER. This First Amendment is limited as specified and the execution, delivery and effectiveness of this First Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

      5.03 REFERENCES.

            (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this First Amendment and (ii) all of the terms and provisions of this First Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

            (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

SECTION 6. MISCELLANEOUS.

      6.01 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      6.02 SEVERABILITY. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this First Amendment in any jurisdiction.

      6.03 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      6.04 HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

      6.05 BINDING EFFECT; ASSIGNMENT. This First Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent and the Banks and their respective successors and assigns; provided, however, that the rights and obligations of the Company under this First Amendment shall not be assigned or delegated without the prior written consent of the Administrative Agent and the Banks.

      6.06 EXPENSES. The Company agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent (who may be employees of the Administrative Agent), incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and any other document required to be furnished herewith.

                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    PLUM CREEK TIMBERLANDS, L.P.

                                    By: Plum Creek Timber I, L.L.C.,
                                          its General Partner

                                        By: Plum Creek Timber Company, Inc.,
                                            its Managing Member

                                            By: ________________________________
                                                Name:
                                                Title:


                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               BANK OF AMERICA, N.A.


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               WACHOVIA BANK, N.A., formerly known as
                                    First Union National Bank


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    PORTLAND BRANCH


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               NORTHWEST FARM CREDIT SERVICES, PCA


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               SUNTRUST BANK



                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               AGSTAR FINANCIAL SERVICES, PCA
                                    D/B/A FCS COMMERCIAL FINANCE GROUP


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               BNP PARIBAS


                                    By:  _______________________________________
                                    Name:
                                    Title:


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               COBANK, ACB


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               CREDIT LYONNAIS NEW YORK BRANCH


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               FARM CREDIT SERVICES OF MID-AMERICA, PCA


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               GREENSTONE FARM CREDIT SERVICES, ACA


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               KBC BANK, N.V., as a Bank


                                    By:  _______________________________________
                                    Name:
                                    Title:


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               KEYBANK NATIONAL ASSOCIATION


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               SCOTIABANC INC.


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               SOVEREIGN BANK


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               SUMITOMO MITSUI BANKING CORPORATION


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               THE BANK OF NEW YORK


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               THE DAI-ICHI KANGYO BANK, LTD.


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               U.S. BANK NATIONAL ASSOCIATION


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               WASHINGTON MUTUAL BANK


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

BANK:                               WELLS FARGO BANK, N.A.


                                    By:  _______________________________________
                                    Name:
                                    Title:


                       [Signature page to First Amendment]

                                                                       EXHIBIT A
                                                              TO FIRST AMENDMENT

                                    EXHIBIT D

                          PLUM CREEK TIMBERLANDS, L.P.

                             COMPLIANCE CERTIFICATE

                                                   DATE: _______________________

      Reference is made to that certain Credit Agreement, dated as of October 3, 2001 (as amended, the "Credit Agreement"), among Plum Creek Timberlands, L.P. (the "Company"), the Banks referred to therein, First Union National Bank and The Bank of Tokyo-Mitsubishi, Ltd., Portland Branch, as Syndication Agents, SunTrust Bank, Scotiabanc Inc. and Northwest Farm Credit Services, PCA, as Documentation Agents, and Bank of America, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

      The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________________________________ of the Company, and
that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Administrative Agent on the behalf of the Company and its Subsidiaries and not as an individual, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.1(a) of the Credit Agreement.]

      1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company as at the end of the fiscal year ended December 31, ____ and (b) the related consolidated statements of income and statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of PricewaterhouseCoopers LLP or another nationally-recognized certified independent public accounting firm. Such opinion is not qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Company's or any Subsidiary's records and is delivered to the Administrative Agent pursuant to a reliance agreement between the Administrative Agent and Banks and such accounting firm which you have advised us is in form and substance satisfactory to the Administrative Agent and the Majority Banks;


                                   Exhibit D1

                                       OR

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.1(b) of the Credit Agreement.]

            Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidating balance sheets of the Company and each of its Subsidiaries as at the end of the fiscal year ended December 31, ____ and (b) the related consolidating statements of income and statement of cash flows for such fiscal year, which financial statements were used in connection with the preparation of the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of income and statement of cash flows for such fiscal year.

                                       OR

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsections 7.1(c) and (d) of the Credit Agreement.]

            (a) Attached as Schedule 1A hereto is (i) a true and correct copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended , ____ and (ii) the related consolidated statements of income and statement of cash flows of the Company and its consolidated Subsidiaries for the period commencing on the first day and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the previous year (subject to normal year-end audit adjustments).

            (b) Attach as Schedule 1B hereto is (i) a true and correct copy of the unaudited consolidating balance sheets of the Company and each of its Subsidiaries as of the end of the fiscal quarter ended , ____ and (ii) the related consolidating statements of income and statement of cash flows for such quarter, which financial statements were used in connection with the preparation of the financial statements referred to in paragraph 1(a) above of this Certificate.

      2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

      3. The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior


                                   Exhibit D2
            periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

      4. The attached financial statements are certified by a Responsible Officer and fairly state the financial position and results of operations of the Company and its consolidated Subsidiaries.

      5. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

      6.    The financial covenant analyses and information set forth on
            Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

      7. For the fiscal quarter commencing , the Applicable Margin is (i) __________% in the case of Eurodollar Rate Loans, and (ii) ________% in the case of Base Rate Loans.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________, 20__.

                                    PLUM CREEK TIMBERLANDS, L.P.

                                    By: Plum Creek Timber I, L.L.C.,
                                        its General Partner

                                        By: Plum Creek Timber Company, Inc.,
                                            its Managing Member


                                            By: ________________________________
                                            Name:
                                            Title:


                                   Exhibit D3

                                   SCHEDULE 1

                          TO THE COMPLIANCE CERTIFICATE

                                  [FINANCIALS]


                                   Schedule 1

                                   SCHEDULE 2

                          TO THE COMPLIANCE CERTIFICATE

                                  ($ IN 000'S)

Plum Creek Timberlands, L.P.
Schedule 2
Compliance Certificate Computation Statement
         ($ in Thousands)

1.    INTEREST COVERAGE RATIO

      I.    EBITDA

            A.    Net Income or Loss                                                                    _______

            B.    DD&A                                                                                  _______

            C.    Interest Expense                                                                      _______

            D. Cost Basis for Designated Acres disposed of to the extent such aggregate cost basis, when added to the net income for such period arising from the sale of Designated Acres, does not exceed
            $80,000,000                                                                                 _______

            E. Accrued Income Taxes                                                                     _______

            F. Adjustments to A through E based upon Timber acquisition
            (detailed certificate attached)                                                             _______

            G. Sum of A through F                                                                       _______

      II.   Interest Expense                                                                            _______

            A. 4 Otrs. Combined Interest Expense                                                        _______

            B. Additions to A based upon Indebtedness Incurred to acquire Timber
            (detailed certificate attached)                                                             _______

            C. Sum of A and B                                                                           _______


                                  Schedule 2-1

      III.  Interest Coverage Ratio

            A. Required ratio not to be less than 2.75 to 1.00                                          _______

            B. I.G divided by II.C                                                                      _______ to 1.00

2.    PRICING LEVERAGE RATIO

      I.    Funded Debt                                                                                 _______

            A. Funded Debt as of ______________                                                         _______

            B. All Cash balances and cash equivalents as of _____                                       _______

            C. Amount, if any, by which B exceeds $75,000                                               _______

            D. A minus C                                                                                _______

      II.   EBITDA                                                                                      _______

            A. Net Income or Loss                                                                       _______

            B. DD&A                                                                                     _______

            C. Interest Expense                                                                         _______

            D. Cost Basis for Designated Acres disposed of to the extent such aggregate cost basis, when added to the net income for such period arising from the sale of Designated Acres, does not exceed
            $80,000,000                                                                                 _______

            E. Accrued Income Taxes                                                                     _______

            F. Adjustments to A through E based upon Timber acquisition
            (detailed certificate attached)                                                             _______

            G. Sum of A through F                                                                       _______


                                  Schedule 2-2

      III.  Pricing Leverage Ratio

            I.D. divided by II.G                                                                        _______

3.    MAXIMUM LEVERAGE RATIO

      I.    Funded Debt

            A. Funded Debt as of ___________                                                            _______

      II.   Net Worth

            A. Net Worth as of _____________                                                            _______

            B. Funded Debt as of ___________                                                            _______

            C. Sum of A and B                                                                           _______

      III.  Maximum Leverage Ratio

            A. Required: not to exceed 60%

            B. Expressed as a percentage, I.A. divided by II.C                                          _______%

4.    NEGATIVE COVENANTS

      I.    Section 8.2(f): Sale of Designated Acres

            A. Designated Acres                                                                         800,000

            B. Aggregate Sales as of ____________                                                       _______

      II.   Section 8.2(h): Asset Sales

            A. Maximum Allowed                                                                          $40,000

            B. Sales as of __________                                                                   _______


                                  Schedule 2-3

      III.  Section 8.3: Harvesting Restrictions (MCCF):

            A. Maximum Allowable Harvest:

                  1. Fourth quarter of calendar year 2001                                               1,712 MCCF

                  2. Calendar year 2002                                                                 6,850 MCCF

                  3. Calendar years 2003-2006

                        (i) Maximum allowed is no more than 8% of Standing
                        Inventory as of January 1, 20___                                                ____MCCF

                        (ii) Standing Inventory as of January 1, 20___                                  ____MCCF

                        (iii) 8% of the amount in clause 3(ii) above                                    ____MCCF

            Add: Lesser of B.5 and C.2                                                                  ____MCCF

            B. Prior Years:

                  1. Cumulative amount set forth in table (Section 8.3) for
                  years preceding year of determination                                                 ____MCCF

                  2. 2000 MCCF

                  3. Sum of B.1 and B.2                                                                 ____MCCF

                  4. Cumulative amount actually harvested in such years
                  preceding year of determination                                                       ____MCCF

                  5. Amount, if any, by which B.3 exceeds B.4                                           ____MCCF

            C. Standing Inventory

                  1. Standing Inventory as of January 1, 20__                                           ____MCCF

                  2. 8% of the amount of C.1                                                            ____MCCF


                                  Schedule 2-4

      IV.   Section 8.4(i): Investments Not Otherwise Permitted

            A. Maximum Pulp and Paper Investments                                                       $50,000

            B. Actual Cumulative Pulp and Paper Investments through ______                              _______

            C. Actual Cumulative Investments in Permitted Businesses through ______                     _______

            D. Actual Cumulative Investments in Permitted Ancillary Businesses
            through __________                                                                          $______

            E. 60% of the average annual Pro Forma Free Cash Flow for preceding
            two fiscal years                                                                            ____________

            F. Greater of $300 million or IV.E.                                                         _______

            G. Outstanding 8.4(i) Investments

                  1. Cumulative Investments through ___________                                         _______

                  2. Repayment of Principal of such Investments through _____                           _______

                  3. IV.G.1 minus IV.G.2                                                                _______

      V.    Section 8.5(b): Funded Debt Incurred to Finance Capital Improvements

            A. Maximum Allowed                                                                          $50,000

            B. Outstanding at ____________

      VI.   Section 8.5(d): Indebtedness Pursuant to a Bank Credit Facility

            A. Maximum Allowed                                                                          $50,000

            B. Outstanding at ____________                                                              _______


                                  Schedule 2-5

      VII.  Section 8.5(f): Guarantee of Facilities Subsidiary Revolving Credit
            Facility

            A. Maximum Allowed                                                                          $20,000

            B. Outstanding at ____________                                                              _______

      VIII. Section 8.5(g): Guarantee of Facility Subsidiary Capital Improvement
            Funded Debt

            A. Maximum Allowed                                                                          $20,000

            B. Outstanding at ____________                                                              _______

      IX. Section 8.5(h): Aggregate Principal Amount of Indebtedness Secured by Purchase Money Liens

            A. Book value of Tangible Assets of Company and its Restricted
               Subsidiaries as of ___________

            B. 5% of amount of A                                                                        _______

            C. Outstanding as of ________________                                                       _______

            D. Greater of B or C (Required: not to exceed the amount in B)                              _______

      X.    Section 8.5(i): Additional Funded Debt

            Pro Forma Free Cash Flow
            to
            Maximum Pro Forma Annual Interest Charges                                                   _______

            Ratio:
            (Not to be less than 2.25 to 1:00)                                                          _______

      XI.   Section 8.13(a): Restricted Payments


                                  Schedule 2-6

                   Available Cash
                  (i)(a) Net Income or Loss                                                             _______
                  (a) Excluding Gain on sale of any Capital Assets                                      _______

                  Plus:

                  (b) DD&A _______                                                                      _____

                  (b)   Other non-cash charges                                                          _______

                  (c)   Reduction in reserves of the types referred to in clause
                        (ii)(d) below,

                        Interest _______

                        Principal _______                                                               _______

                  (d)   Proceeds received from the sale of Designated Acres                             _______

                  (e)   Cash from Capital Transactions used to refinance or
                        refund Indebtedness                                                             _______

                  (f)   (A) other Cash from Capital Transactions received by the
                        Company during such quarter up to an aggregate amount
                        equal to $200,000,000 for all calendar quarters,
                        commencing with the calendar quarter that ended March
                        31, 2002                                                      $____

                        (B) the aggregate of amounts of such $200,000,000
                        utilized in the calculation of Available Cash for
                        previous calendar quarters                                    $____

                        (f)(A) minus(f)(B)                                                              _______

                  (g) an amount equal to that portion of the Net Proceeds received from such sale that was applied to the repayment of the Qualified Debt in accordance with
                        Section 2.7(a)(i) or 8.2(i) but not to exceed an amount equal to 50% of


                                  Schedule 2-7

                        the Net Proceeds received from such sale(1)                                     _______

                  Less (ii) the sum of:

                  (a)   All payments of principal on Indebtedness                                       _______

                  (b)   Capital expenditures                                                            _______

                  (c)   Capital expenditures made in prior quarter, anticipated
                        to financed, but have not been refinanced                                       _______

                  (d)   Reserve for future principal payments (per Section 8.13)                        _______

                  (d)   Reserve for future capital expenditures                                         _______

                  (d)   Reserve for additional working capital                                          _______

                  (d)   Reserve for future distributions                                                _______

                  (d)   Reserve for future interest payments (per Section 8.13)                         _______

                  (e)   Other noncash credits                                                           _______

                  (f)   The amount of any Investments                                                   _______

                  (g)   Any Investments made in prior quarter anticipated to be
                        financed, but have not been refinanced                                          _______

      Available Cash:

      Total Distribution:                                                                               _______

----------
(1) Include such amount only if the Pricing Leverage Ratio as the last day of such calendar quarter is less than 4.0 to 1.0. See clause (i)(g) in the definition of Available Cash for limitation as to the amount that may be included in the calculation thereof.


                                  Schedule 2-8